SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                       HUMANA TRANS SERVICES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                  000-30734                     11-3255619
(State of Incorporation)   (Commission File Number)  (IRS Employer Identification #)

              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
                    ----------------------------------------
              (Registrant's telephone number, including area code)
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Item 8.01         Other Events

      Effective November 1, 2004, the Company entered into a agreement with Tri-State Employment Service, Inc., whereby Tri-State would administer all the accounts of the Company's subsidiary, Humana National Program Administrators Corp., and pay a fee to Humana National Program Administrators Corp. This information was released on a Press Release, Dated November 5, 2004

Item 9.           Financial Statements And Exhibits

     (c)          Exhibits
                  99.1     Copy of Press Release of November 5, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ John Daly
         ---------------------------------
         John Daly
         President

Date:  November 5, 2004